SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e) (2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        COMMUNITY INVESTORS BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and O-11.
         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

September 22, 1998



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Community Investors Bancorp, Inc. The meeting will be held at the Sandusky Street Grill, 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 26, 1998 at 2:00 p.m., Eastern Time. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

We appreciate your support and interest in Community Investors Bancorp, Inc. Sincerely,


Dale C. Hoyles
Chairman of the Board

                        COMMUNITY INVESTORS BANCORP, INC.
                            119 South Sandusky Avenue
                               Bucyrus, Ohio 44820
                                 (419) 562-7055


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on October 26, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Community Investors Bancorp, Inc. (the "Company") will be held at the Sandusky Street Grill, 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 26, 1998 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect four (4) directors for a two-year term and until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending June 30, 1999; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 15, 1998 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              By Order of the Board of Directors


                                              Richard L. Cory
                                              Secretary
Bucyrus, Ohio
September 22, 1998


==============================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
===============================================================================

                                 PROXY STATEMENT


                        COMMUNITY INVESTORS BANCORP, INC.
                            119 South Sandusky Avenue
                               Bucyrus, Ohio 44820


                       1998 ANNUAL MEETING OF SHAREHOLDERS
                                October 26, 1998


         This Proxy Statement is furnished to holders of common stock, $.0l par value per share ("Common Stock"), of Community Investors Bancorp, Inc. (the "Company"), an Ohio corporation which holds all of the outstanding stock of First Federal Savings and Loan Association of Bucyrus ("First Federal" or the "Association"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Sandusky Street Grill, 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 26, 1998 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about September 22, 1998.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Richard L. Cory, Secretary, Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Post Office Box 766, Bucyrus, Ohio 44820); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjoununent thereof and will not be used for any other meeting.

                                     VOTING


         Only shareholders of record at the close of business on September 15, 1998 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,266,320 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting except that votes may be cumulated for the election of directors. Cumulative voting means the right to vote, in person or by proxy, the number of shares owned by a stockholder for as many persons as there are directors to be elected (four) and for whose election the stockholder has a right to vote, or to cumulate votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of such stockholder's shares shall equal or by distributing such votes on the same principle among any number of candidates. Any shareholder wishing to cumulate his or her votes with respect to the election of directors must give notice to the Secretary of the Company of his or her intention to cumulate his or her vote and obtain a ballot or proxy from the Secretary of the Company for such purpose.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

         Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will not be counted as votes cast for the election of directors and the proposal to ratify the appointment of the Company's independent auditors and, thus, will have no effect on the voting for the election of directors and the ratification of the auditors. Under rules of the New York Stock Exchange, the election of directors and the proposal to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors of the Company shall be divided into two classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of two years and until their successors are elected and qualified. One class of directors is to be elected annually, and shareholders of the Company are permitted to cumulate their votes for the election of directors.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. All nominees currently serve as directors of the Company, with the exception of John D. Mizick who has been nominated by the Board of Directors for the directorship currently held by Richard L. Cory. Mr. Cory will retire from the Board of Directors upon the election of his successor, but will continue to serve the Company as a director emeritus.

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.

               Nominees for Directors for Two-Year Term Expiring  in 2000
                                             Positions Held in             Director
  Name                    Age (1)              the Company                 Since (2)
  John W. Kennedy             57           Director, President and
                                             Managing Officer              1972
  David M. Auck               54           Director                        1979
  Philip E. Harris            49           Director                        1992
  John D.  Mizick             56              *                             *

The Board of Directors recommends a vote FOR election of the nominees for director.

             Members of the Board of Directors Continuing in Office

                      Directors With Terms Expiring in 1999

                                                  Positions Held in              Director
  Name                         Age (1)              the Company                  Since (2)
  Dale C. Hoyles                   60           Chairman of the Board             1974
  Thomas P. Moore                  70           Director                          1991
  Brent D. Fissel, D.D.S.          43           Director                          1995


(1)      As of June 30, 1998.

(2) Includes service as a director of the Association.

     Each of the directors of the Company is also director of the Association. The business experience of each of the directors or nominee for director for at least the past five years is as follows:

     Dale C. Hoyles. Mr. Hoyles has served as Chairman of the Board of the Association since 1990 and as one of its directors since 1974. Until his retirement in November 1994, he was Senior Vice President/Treasurer of Centurion Financial which is a property and casualty insurance company located in Bucyrus, Ohio. Mr. Hoyles had been associated with Centurion Financial since 1973.

     Thomas P. Moore. In 1998, Mr. Moore retired from his position as the President and General Manager of Brokensword Broadcasting Co., which owns a radio station that broadcasts from Bucyrus, Ohio. Mr. Moore had served in that capacity since 1962. He also serves as chairman of the Personnel Committee.

     John W. Kennedy. Mr. Kennedy has served as Managing Officer of the Association since 1972. He has been employed by the Association since 1969 and during that time has also served as Secretary and Executive Vice President.

     David M.Auck. Mr. Auck has served as Vice Chairman of the Board of the Association since 1990. He has been the owner of the Auck-Dostal Agency, an independent insurance agency, located in Bucyrus, Ohio since 1974. He also serves as a member of the Association's audit committee.

     Richard L. Cory. Mr. Cory is a member of the law partnership of Cory & Cory located in Bucyrus, Ohio. Mr. Cory plans to retire from the Board of Directors upon the election of successor to his position, but will continue to serve the Company as a director emeritus.

     Philip E. Harris. Mr. Harris is employed by The Timken Company, a manufacturer and distributor of tapered roller bearings. His current title is Manager - Distributing. He also serves the Association as a member of its Personnel Committee.

     Brent D. Fissel, D.D.S. Dr. Fissel is a dentist who has had a private family practice in New Washington, Ohio since 1988. He also serves the Association as a member of its Personnel Committee.

     John D. Mizick. Mr. Mizick is a certified public accountant who founded Mizick and Company, Inc., a public accounting firm, in 1972 and is currently its president and chief executive officer. Mr. Mizick has been nominated to fill the directorship currently held by Mr. Cory, who is retiring from that position.

Shareholder Nominations

         Article X, Section D of the Company's Articles of Incorporation governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than thirty days nor more than sixty days prior to such meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Secretary of the Company not later than the close of the tenth day following the day on which notice of such meeting was mailed to stockholders.

         Each written notice of a shareholder nomination shall set forth: (a) the name, age, business address and, if known, the residence address of each nominee proposed in such notice; (b) the principal occupation or employment of each such nominee; and (c) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

The Board of Directors and Its Committees

         The Board of Directors of the Company and of the Association meet on a monthly basis. During the fiscal year ended June 30, 1998, the Board of Directors met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during fiscal 1998. The Board of Directors of the Company had not established any committees in fiscal 1998. The Board of Directors of the Association has established an Executive Committee, an Audit Committee, a Personnel Committee and a Nominating Committee.

         Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Association between Board meetings. The Executive Committee consists of three outside directors appointed by the Chairman of the Board. If any member is unable to attend, the Managing Officer may appoint any other director to serve. The Executive Committee also serves as a Loan Committee that reviews all real estate loans. The Executive Committee met 51 times in fiscal 1998.

         Audit Committee. The Audit Committee, which is appointed by the Chairman of the Board and consists of Messrs. Auck (who serves as chairman), Cory and Moore has the right to inspect and review the records of the Association associated with its annual audit. The Committee meets annually with the Association's auditors and then is required to report the results of such meeting to the full board of directors. The Audit Committee met once during fiscal 1998.

     Personnel Committee. The Personnel Committee has the responsibility to review personnel policy and to recommend changes regarding employee salaries, fringe benefits and related personnel matters. Messrs. Moore (who serves as chairman), Harris and Fissel are members of the Personnel Committee, which met once during fiscal 1998.

         Nominating Committee. The Nominating Committee makes written nominations for directors at least 30 days prior to the annual meeting of shareholders. The committee is appointed by the Chairman of the Board at the Board of Directors' September meeting and consists of three members.

Executive Officers Who Are Not Directors

     The following sets forth certain information with respect to the executive officers of the Company and the Association who are not directors, including their business experience for at least the past five years.

     Brian R. Buckley. Mr. Buckley has served the Association as a Vice President and Treasurer since 1979. He has been employed by the Association since 1974.

     Phillip W. Gerber. Mr. Gerber has served the Association as Vice President since January 1997. Prior to January 1997, he had served as Vice President of Farmers Citizens Bank, Bucyrus, Ohio, for 24 years.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and nominee for director of the Company and (iii) all directors and executive officers of the Company and the Association as a group.

                                                             Common stock
                                                             Beneficially
                                                              Owned as of
                Name of                                September 15, 1998 (1)(2)
           Beneficial Owner                              No.               %
Jeffrey L. Gendell
200 Park Avenue, Suite 3900
New York, New York 10166                                76,500             6.0

Community Investors Bancorp, Inc.(3)
  Employee Stock Ownership Trust
  119 South Sandusky Avenue
  Bucyrus, Ohio  44820                                 131,985            10.4

  Directors and Nominee:
    David M. Auck (4)                                   37,224             2.9
    Richard L. Cory (5)                                 19,055             1.5
    Philip E. Harris (6)                                 8,351             *
    Brent D. Fissel, D.D.S. (7)                          3,125             *

    Dale C. Hoyles (8)                                  19,180             1.5
    John W. Kennedy (9)                                 45,369             3.6
    John D.  Mizek                                       1,000              *
    Thomas P. Moore (10)                                22,976             1.8

All directors and executive officers
  of the Company and the Association
  as a group (9 persons)                               174,357            13.4



*        Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
                                        9

(2) Based upon filing made pursuant to the Securities Exchange Act of 1934, as amended.

(3) The Community Investors Bancorp, Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Community Investors Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Hoyles, Kennedy and Buckley, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 39,277 of the shares of Common Stock held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

(4) Includes 5,625 shares held by Heritage Rentals, a general partnership, and 12,375 shares held in a retirement account. Also includes 664 shares granted pursuant to the MRP which are scheduled to vest on or prior to November 1, 1998 and 4,428 shares which may be acquired upon the exercise of stock options.

(5) Consists of 3,673 shares held by Mr. Cory's spouse, 12,483 shares held in a retirement account, 664 shares granted pursuant to the MRP which are scheduled to vest on or prior to November 1, 1998 and 4,428 shares which may be acquired upon the exercise of stock options.

(6) Two thousand two hundred fifty of the indicated shares are held jointly with the director's spouse. Also includes 664 shares granted pursuant to the MRP which are scheduled to vest on November 1, 1998 and 4,428 shares which may be acquired upon the exercise of stock options.

(7) Includes 2,768 shares which may be acquired upon the exercise of stock options.

(8) Includes 3,591 shares held by Mr. Hoyles' spouse. Also includes 664 shares granted pursuant to the MRP which are scheduled to vest on or prior to November 1, 1998 and 4,428 shares which may be acquired upon the exercise of stock options.

(9) Includes 16,920 held jointly with the director's spouse, 4,461 shares held by Mr. Kennedy's spouse, 901 shares held in a retirement account, 6,607 shares which have been allocated to Mr. Kennedy's account in the ESOP, 1,800 shares granted pursuant to the MRP which are scheduled to vest on or prior to November 1, 1998 and 5,130 shares which may be acquired through the exercise of stock options.

(10) Includes 1,125 shares held by Mr. Moore's spouse, 664 shares granted pursuant to the MRP which are scheduled to vest on or prior to November 1, 1998 and 4,428 shares which may be acquired upon the exercise of stock options.

                             EXECUTIVE COMPENSATION
Summary

        The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Association for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer of the Association. No other executive officer had total compensation during the last three fiscal year which exceeded $100,000. The Company currently does not pay any separate compensation to its executive officers.


                                                    Annual Compensation                        Long-Term Compensation
                      For the                               Other              All                                    All
Name and Principal   Year ended                             Annual            Other        Stock      Number         Other
Position              June 30,      Salary      Bonus   Compensation (1)  Compensation  Grants(2)  Options(3)    Compensation (4)
John W. Kennedy          1998      $74,472         -           -               -          $19,874         -          $21,745
President and            1997       72,000         -           -               -           45,000         -           16,840
  Managing Officer       1996       69,336     $4,208          -               -           66,000      5,700          14,035




(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Association, the costs to the Association of providing such benefits to the named executive officers during the year ended June 30, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Consists of awards granted pursuant to the Company's 1995 Management Recognition Plan which options vest and are exercisable at the rate of 20% per year over a five-year period commencing on the first anniversary of the date of the grant.

(3) Consists of awards granted pursuant to the Company's 1995 Stock Option Plan which options vest and are exercisable at the rate of 20% per year over a five-year period commencing on the first anniversary of the date of the grant.

(4) Consists of amounts allocated during the years ended June 30, 1996, June 30, 1997 and June 30, 1998 pursuant to the ESOP based on a per share price of $6.78 and $7.56 and $10.77, respectively, per share on the date of allocation. The per share prices for fiscal 1996 and 1997 have been adjusted to account for stock splits which occurred subsequent to the date of allocation.

Stock Options


        The following table discloses information regarding options exercised during the year ended June 30, 1998, and held at year-end, by the Chief Executive Officer.


                                                  Number of Options at                Number of Options at
                                                       June 30, 1998                    June 30, 1997 (1)
              Shares Acquired         Value
Name              On Exercise      Realized      Exercisable  Unexercisable        Exercisable   Unexercisable
John W. Kennedy        -                 -          5,130          7,695            $42,399         $63,599





(1)     Based on a per share market price of $14.875 at June 30, 1998.


Compensation of Directors

        Board Fees. In fiscal 1998, members of the Board of Directors of the Association were paid fees semiannually at the rate of $400 per Board of Directors meeting and $55 per committee meeting. The Chairman of the Board received a fee of $600 per Board of Directors meeting. Each director is also paid an annual fee of $50 and is permitted two absences annually without affecting his directors' fees.

Severance Agreements

        The Company and the Association (collectively the "Employers") have entered into severance agreements with Messrs. Kennedy, Buckley and Gerber (individually an "Executive Officer"). The Employers have agreed that in the event that the Executive Officer's employment is terminated as a result of certain adverse actions which are taken with respect to the Executive Officer's employment following a Change in Control of the Company or the Association, as defined, such Executive Officer will be entitled to a cash severance amount equal to 2.99 times his base salary.

        A Change in Control is generally defined in the severance agreement to include (i) the acquisition by any person of 25% or more of the Company's or the Association's outstanding voting securities and (ii) a change in a majority of the directors of the Company or the Association during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company or the Association, as applicable, at the beginning of such period. The current base salaries upon which a cash severance payment would be paid to Messrs. Kennedy, Buckley and Gerber are $74,472, $61,740 and $61,740, respectively.

        Each severance agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 28OG of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the Executive Officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

        Although the above-described severance agreements could increase the cost of any acquisition of control of the Company or the Association, management of the Company and the Association does not believe that the terms thereof would have a significant anti-takeover effect.

Indebtedness of Management

        All of the Association's currently outstanding loans to its directors and executive officers were originally made either (i) in the ordinary course of business at substantially the same terms, including interest rates and collateral, as those prevailing at the time of the loans for comparable transactions with other persons and did not involve more than the normal risk of collectibility or other unfavorable features or (ii) pursuant to a benefit or compensation program that is widely available to the employers of the Association and that does not give preference to any insider of the Association over other employees of the Association.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has appointed Grant Thornton, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

        The Company has been advised by Grant Thornton that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        For each of the years in the three-year period ended June 30,1995, the Association's financial statements were audited by Ernst & Young LLP. The services of Ernst & Young LLP were discontinued in May 1996 and Grant Thornton was engaged in May 1996 and remains as the Company's independent auditors. The decision to change auditors was approved by the Board of Directors. Accordingly, the Association's financial statements at June 30, 1995 and 1994 and for each of the three fiscal years ended June 30, 1995 were audited by Ernst & Young LLP, and the financial statements at June 30,1996 and 1998 and for the fiscal years ended June 30,1996 and 1998 were audited by Grant Thornton.

        For the fiscal year ended June 30, 1995, 1994 and 1993 and up to the date of the discontinuation of services of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

        The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton as independent auditors for the fiscal year ending June 30, 1999.

                              SHAREHOLDER PROPOSALS

        Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in October 1999, must be received at the principal executive offices of the Company, 119 South Sandusky Avenue, Bucyrus, Ohio 44820, Attention: Secretary, no later than May 25, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article X, Sections D and E of the Company's Code of Regulations, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. No shareholder proposals were received by the Company in connection with the Annual Meeting.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Shareholders for the year ended June 30, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written requests should be directed to Brian R. Buckley, Community Investors Bancorp, Inc., P.O. Box 766, 119 South Sandusky Avenue, Bucyrus, Ohio 44820. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation